SCHRODER CAPITAL FUNDS (DELAWARE)

                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

                                 INVESTOR SHARES

                      Supplement Dated October 9, 1997 to
                         Prospectus Dated June 27, 1997


The first paragraph under the section entitled "Investment In The Fund -- Purchase of Shares" on Page 14 of the Prospectus is replaced in its entirety with the following:

Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). (See "Other Information -- Shareholder Inquiries".) Investments also may be made through broker-dealers and other financial institutions that assist their customers in purchasing Fund Shares ("Financial Institutions"). Financial Institutions may charge their customers a service fee for processing orders to purchase or sell shares. Investors wishing to purchase Shares through a Financial Institution should contact that organization directly for appropriate instructions.